UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2012

INTERMOUNTAIN COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Idaho	000-50667	82-0499463
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

414 Church Street

Sandpoint, Idaho 83864

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (208) 263-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure

A copy of the slide presentation that will be presented by Intermountain Community Bancorp (the “Company”) in presentations to shareholders of the Company in connection with the Company’s Rights Offering to purchase up to $8.7 million in shares of common stock.

Item 9.01.       Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Slide presentation dated May 2012 that will be presented to shareholders of Intermountain Community Bancorp in connection with the Company’s Rights Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2012

INTERMOUNTAIN COMMUNITY BANCORP

By:	/s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation dated May 2012 that will be presented to shareholders of Intermountain Community Bancorp in connection with the Company’s Rights Offering.

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